UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014 (May 20, 2014)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road , Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                   Departure of Directors or Certain Officers;  Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Performance Restricted Stock Units to Chief Executive Officer

On May 19, 2014, the Leadership Development and Compensation Committee (the “Committee”) of the Board of Directors of Axiall Corporation (the “Company”), pursuant to the Company’s 2011 Equity and Performance Incentive Plan (the “Plan”), granted 42,065 adjusted EBITDA-based performance restricted stock units (“PRSUs”) to Paul D. Carrico, the President and Chief Executive Officer of the Company.  All of those adjusted EBITDA-based PRSUs granted to Mr. Carrico are eligible to vest, contingent upon his continued employment with the Company, in three equal installments on the first, second and third anniversaries of the grant date, subject to: (i) the achievement of a positive adjusted EBITDA for the Company for its 2014 fiscal year; and (ii) the PRSU agreement entered into between the Company and Mr. Carrico.  The form of PRSU agreement for the adjusted EBITDA-based PRSUs granted to Mr. Carrico is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition to the adjusted EBITDA-based PRSUs granted to Mr. Carrico, the Committee also granted 40,464 PRSUs to Mr. Carrico for which the performance restriction is relative total shareholder return (“TSR”).  The number of shares of Company common stock that may be issued to Mr. Carrico with respect to these TSR-based PRSUs will range from zero to a maximum number that is 200 percent of the target number, and will be determined based on the TSR of the Company’s common stock as measured against the company from a peer group of other companies that achieves the median TSR of that peer group over a three-year performance period.  The TSR-based PRSUs are eligible to vest in full on May 19, 2017, the third anniversary of the grant date.  The form of PRSU agreement for the TSR-based PRSUs granted to Mr. Carrico is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Grant of Performance Restricted Stock Units to Executive Officers Other Than the CEO

On May 19, 2014, the Committee, pursuant to the Plan, granted 11,369 adjusted EBITDA-based PRSUs to George Biltz, the Chief Strategy Officer of the Company, and 11,505 adjusted EBITDA-based PRSUs to Joseph Breunig, the Executive Vice President-Chemicals of the Company.  All of those adjusted EBITDA-based PRSUs granted to each of Messrs. Biltz and Breunig are eligible to vest, contingent upon such officer’s continued employment with the Company, in three equal installments on the first, second and third anniversaries of the grant date, subject to: (i) the achievement of a positive adjusted EBITDA for the Company for its 2014 fiscal year; and (ii) the PRSU agreement entered into between the Company and each of Messrs. Biltz and Breunig.  The form of PRSU agreement for the adjusted EBITDA-based PRSUs granted to Messrs. Biltz and Breunig is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 19, 2014, the Committee also granted, pursuant to the Plan, TSR-based PRSUs to each of the following executive officers: Dean Adelman, the Company’s Vice President-Human Resources, (4,374 TSR-based PRSUs); George Biltz, the Company’s Chief Strategy Officer, (10,936 TSR-based PRSUs); Joseph C. Breunig, the Company’s Executive Vice President-Chemicals, (11,067 TSR-based PRSUs); Timothy Mann, Jr., the Company’s Executive Vice President, General Counsel and Secretary, (6,994 TSR-based PRSUs); Mark J. Orcutt, the Company’s Executive Vice President-Building Products, (7,699 TSR-based PRSUs); and Gregory Thompson, the Company’s Chief Financial Officer, (9,952 TSR-based PRSUs).  The number of shares of Company common stock that may be issued with respect to the TSR-based PRSUs will range from zero to a maximum number that is 200 percent of the target number, and will be determined based on the TSR of the Company’s common stock as measured against the company from a peer group of other companies that achieves the median TSR of that peer group of other companies over a three-year performance period.  The TSR-based PRSUs are eligible to vest in full on May 19, 2017, the third anniversary of the grant date.  The form of PRSU agreement for the TSR-based PRSUs granted to each of the executive officers identified in this paragraph is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Grant of Time-Based Restricted Stock Units to Executive Officers Other Than the CEO

On May 19, 2014, the Committee, pursuant to the Plan, granted time-based restricted stock units (“RSUs”) to each of the following executive officers:  Dean Adelman, the Company’s Vice President-Human Resources, (4,548 time-based RSUs); Timothy Mann, Jr., the Company’s Executive Vice President, General Counsel and Secretary, (7,219 time-based RSUs); Mark J. Orcutt, the Company’s Executive Vice President-Building Products, (8,004 time-based RSUs); and Gregory Thompson, the Company’s Chief Financial Officer, (10,346 time-based RSUs).

All of these time-based RSUs are expected to vest in three equal installments on each of the first, second and third anniversaries of the grant date, subject to the RSU agreements entered into between the Company and each of these executive officers.  The form of RSU agreement for the time-based RSUs granted to these executive officers is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the 2014 annual meeting of stockholders of the Company held on May 20, 2014: (1) the election of ten directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the annual meeting proxy statement; and (3) the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The results of the voting on the election of directors were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Paul D. Carrico	61,676,608	144,826	283,525	4,048,506
T. Kevin DeNicola	61,677,150	142,707	285,102	4,048,506
Patrick J. Fleming	60,969,884	851,161	283,914	4,048,506
Robert M. Gervis	58,447,014	3,374,698	283,248	4,048,506
Victoria F Haynes	61,067,676	753,179	284,105	4,048,506
William L. Mansfield	61,677,399	143,703	283,857	4,048,506
Michael H. McGarry	61,663,377	158,277	283,304	4,048,506
Mark L. Noetzel	61,652,307	168,384	284,268	4,048,506
Robert Ripp	61,663,775	157,218	283,967	4,048,506
David N. Weinstein	61,654,481	166,977	283,501	4,048,506

The results of the voting on the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the annual meeting proxy statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,927,258	864,829	312,873	4,048,506

The results of voting on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,605,164	139,650	408,651	0

Item 8.01              Other Events.

On May 20, 2014, the Company issued a press release announcing that its Board of Directors has declared a cash dividend of $0.16  per common share, payable on July 11, 2014 to shareholders of record as of June 27, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description

10.1	Form of Adjusted EBITDA-Based Performance Restricted Stock Unit Agreement

10.2	Form of TSR-Based Performance Restricted Stock Unit Agreement

10.3	Form of Time-Based Restricted Stock Unit Agreement for Certain Executive Officers

99.1	Press Release, dated May 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 22, 2014

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Adjusted EBITDA-Based Performance Restricted Stock Unit Agreement

10.2	Form of TSR-Based Performance Restricted Stock Unit Agreement

10.3	Form of Time-Based Restricted Stock Unit Agreement for Certain Executive Officers

99.1	Press Release, dated May 20, 2014